UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 14, 2006

Date of Report (Date of Earliest Event Reported)

ZiLOG, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-13748	13-3092996
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

532 Race Street

San Jose, California 95126

(Address of principal executive offices, including zip code)

(408) 558-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

On November 14, 2006, the board of directors of ZiLOG, Inc. (the "Registrant") adopted the Policy and Procedures With Respect to the Related Person Transactions ("Related Person Transactions Policy"), attached hereto as Exhibit 99.1. This Related Person Transactions Policy may be deemed an amendment to the Registrant's Code of Business Conduct and Ethics and its Code of Ethics for Chief Executive and Senior Financial Officers (collectively, the "Code of Ethics Policies") as it provides that in the event of any conflict, the more restrictive provisions of the Related Person Transactions Policy or the Code of Ethics Policies shall control.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99.1	"Policy and Procedures With Respect to Related Person Transactions".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZiLOG, INC.

By:	/s/ Robin Abrams
Robin Abrams
Interim Chief Executive Officer
November 20, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Policy and Procedures With Respect to Related Person Transactions.